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                                                                    EXHIBIT 10.3


                           FORM OF AFFILIATE LETTER


Bradley Real Estate, Inc.
250 Boylston Street
Boston, Massachusetts  02116

Ladies and Gentlemen:

     I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Tucker Properties Corporation, a Maryland corporation ("Tucker"), as the term "affiliate" is (i) defined for purposes of paragraphs
(c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), or (ii) used in and for purposes of Accounting Series, Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger dated as of October __, 1995 (the "Agreement"), between Tucker and Bradley Real Estate, Inc., a Maryland corporation ("Bradley"), Tucker will be merged with and into Bradley.

     As a result of the Merger, I may receive shares of Common Stock, par value $.01 per share, of Bradley (the "Bradley Securities") in exchange for shares owned by me of Common Stock, par value $.001 per share, of Tucker.

     I represent, warrant and covenant to Bradley that in the event I receive any Bradley Securities as a result of the Merger:

     A. I shall not make any sale, transfer or other disposition of the Bradley Securities in violation of the Act or the Rules and Regulations.

     B. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Bradley Securities to the extent I felt necessary, with my counsel or counsel for Tucker.

     C. I have been advised that the issuance of Bradley Securities to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger was submitted for a vote of the stockholders of Tucker, I may be deemed to have been an affiliate of Tucker and the distribution by me of the Bradley Securities has not been registered under the Act, I may not sell, transfer or otherwise dispose of the Bradley Securities issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with Rule 145 promulgated
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by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to Bradley, or a"no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

     D. I understand that Bradley is under no obligation to register the sale, transfer or other disposition of the Bradley Securities by me or on my behalf under the Act or, except as expressly set forth in the Agreement, to take any other action necessary in order to make compliance with an exemption from such registration available.

     E. I also understand that stop transfer instructions will be given to Bradley's transfer agents with respect to the Bradley Securities and that there will be placed on the certificates for the Bradley Securities issued to me, or any substitutions therefor, a legend stating in substance:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECU-RITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED BETWEEN THE REGISTERED HOLDER HEREOF AND BRADLEY, A COPY OF WHICH AGREEMENT IS
          ON FILE AT THE PRINCIPAL OFFICES OF BRADLEY."

     F. I also understand that unless the transfer by me of my Bradley Securities has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Bradley reserves the right to put the following legend on the certificates issued to my transferee:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES
          ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANS-FERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGIS-TRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

     It is understood and agreed that the legend set forth in paragraphs E and F above shall
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be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Act or this Agreement. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) two years shall have elapsed from the date the undersigned acquired the Bradley Securities received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) three years shall have elapsed from the date the undersigned acquired the Bradley Securities received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or (iii) Bradley has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Bradley, or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the undersigned.

     Execution of this letter should not be considered an admission on my part that I am an "affiliate" of Tucker as described in the first paragraph of this letter or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.


                                       Very truly yours,




                                       Name


Accepted this ____ day of ______, 199__.

BRADLEY REAL ESTATE, INC.



By:___________________________________
   Name:
   Title: